Exhibit 99.1

Nasdaq: RNVA

This presentation includes forward - looking statements about Rennova Health’s anticipated results that involve risks and uncertainties . Some of the information contained in this presentation, including statements as to industry trends and plans, objectives, expectations and strategy for the combined businesses, contains forward - looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward - looking statements . Any statements that are not statements of historical fact are forward - looking statements . When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc . ), or similar expressions, identify certain of these forward - looking statements . Important factors which could cause actual results to differ materially from those in the forward - looking statements are detailed in filings made by Rennova Health with the Securities and Exchange Commission . Rennova Health undertakes no obligation to update or revise any such forward - looking statements to reflect subsequent events or circumstances, except to the extent required by applicable law or regulation . Note : This presentation includes certain “Non - GAAP” financial measures as defined by SEC rules . As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slide included as slide 16 of this presentation . Non - GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results . Forward Looking Statements and Non - GAAP Information 2

This presentation includes forward - looking statements about Rennova Health’s anticipated results that involve risks and uncertainties . Some of the information contained in this presentation, including statements as to industry trends and plans, objectives, expectations and strategy for the combined businesses, contains forward - looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward - looking statements . Any statements that are not statements of historical fact are forward - looking statements . When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc . ), or similar expressions, identify certain of these forward - looking statements . Important factors which could cause actual results to differ materially from those in the forward - looking statements are detailed in filings made by Rennova Health with the Securities and Exchange Commission . Rennova Health undertakes no obligation to update or revise any such forward - looking statements to reflect subsequent events or circumstances, except to the extent required by applicable law or regulation . Note : This presentation includes certain “Non - GAAP” financial measures as defined by SEC rules . As required by the SEC, we have provided a reconciliation of these measures to the most directly comparable GAAP measures on the Regulation G slide included as slide 16 of this presentation . Non - GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results . Forward Looking Statements and Non - GAAP Information 2

Expert Systems for Precision Medicine NASDAQ: RNVA Listed on Nasdaq on November 3 rd 2015 after completion of a merger between Medytox Solutions, Inc. a nd CollabRx, Inc. OTCBB since 2011 (MMMS) Nasdaq listed since 1995 CollabRx since 2012 (CLRX) • We are four years into our business plan with a number of significant milestones already achieved • We have revenue – Medytox had $ 58 million of sales in 2014 • Our operations are profitable, with Medytox having positive adjusted EBITDA of $ 18 . 2 million in 2014 • We operate in a sizable and established market place • We have a capable management team • We have a solid foundation from which we can grow 3

Rennova Health, Inc. is a vertically integrated company that provides industry leading Diagnostics and supportive software solutions to healthcare providers.

Rennova Health owns and operates five high-complexity CLIA and CAP certified laboratories strategically located across the U.S



International Technologies, LLC.
(DBA) NJ Reference Labs
Waldwick New Jersey
Epinex Diagnostics Laboratories, Inc.
Tustin CA
EPIC Reference Labs, Inc.
Riviera Beach
Florida
Alethea Laboratories, Inc.
Las Cruces New Mexico
Biohealth Medical Laboratory, Inc.
Miami, Florida

Solutions Driven by Innovation 4

Rennova Health, Inc. offers a single source solution for Medical Providers The diagnostics sector has changed dramatically in the last few years Medical providers need more than just diagnostics They need: Rennova products: Efficient and easy ordering and reporting Medytox Advantage E lectronic health records Medical Mime Seamless integration Clinlab Revenue Cycle Management Medical Billing Services Funding and financial solutions Platinum Financial Solutions I nterpretation of diagnostics CollabRx Medical providers need an increasing number of integrated and interoperable solutions to enable their business to function 5

Our Brands Our solutions can be stand alone or integrated 6

RennovaHealth
Solutions Driven By Innovation
CollabRx enables efficient interpretation of diagnostics results into meaningful and useful information.
CollabRx
Raising the standard in cancer treatment
StableSpot
StableSpot is a proprietary collection device that simplifies collection and transportation of a patient blood or urine sample.
Pain Management
Behavioral Health
Self Directed Testing*
DME*
POC Medical Devices*
Medytox ADVANTAGE 2.0
Medytox Advantage is a proprietary ordering and reporting software used primarily to order lab tests, but expandable to enable individuals or physicians to order other items.
Interpretation: Making diagnostics data meaningful
Cancer
Pharmacogenomics *
Neurotransmitters*
Esoteric Testing*
Self Directed Tests*
MBC provides billing services for Medytox owned laboratories, Medytox customers, and other medical providers.
MBC
MedicalBillingChoices
REVENUE CYCLE MANAGEMENT
A MEDYTOX OWNED COMPANY
Medytox
Solutions & Services For Medical Providers
Medytox owns and operates five clinical laboratories.
CLINLAB
ADVANCED MEDICAL SOFTWARE
A Medytox Owned Company
ClinLab provides a uniform and consistent Lab Information System to operate our clinical laboratories.
PLATINUM FINANCIAL SOLUTIONS
A Medytox Owned Company
MEDICALMIME
A Medytox Owned Company
PFS offers medical receivables financing to medical providers.
Behavioral Health EHR
Ambulatory EHR
MedicalMime is a user-friendly and efficient EHR solution that can be integrated with the company's Lab and Billing services or other service providers a customer may use.
* In progress

7

Drug and Alcohol Rehabilitation • Total Market Size – estimated at $35 Billion* • Large and growing number of facilities in a fragmented market • Between 14,500 to 16,700 outpatient clinics* • Market growth from high demand: • Over 23 million Americans are addicted to alcohol and other drugs** • The number of Americans in addiction treatment ranges from 2.5 million to 4.1 million*** • 3 to 5 million people who have a diagnostic addiction disorder warranting treatment will gain coverage through healthcare reform**** Pain Management Sector • Total Market Size – estimated at $2 - $4 billion***** • Large and growing number of clinics in a fragmented market • Private clinics in the U.S . estimated between 1,500 to 2,500 • More than 6,800 doctors specialize in pain management and more than 600,000 doctors are licensed to prescribe pain medication • Market growth from high demand: • Chronic pain affects an estimated 100 million Americans, or one - third of the U.S. population****** Approximately 25 million people experience moderate to severe chronic pain with significant pain - related activity limitations and diminished quality of life***** • Between 5 to 8 million people use opioids for long - term pain management • In 2012, U.S. providers wrote 259 million prescriptions for opioid painkillers******* Market Drivers Lab Services Drivers • Secular growth • Compliance Value - added services • Efficiency • Cost • Revenue cycle management 8 Sources: *IBIS World, ** The National Council on Alcoholism and Drug Dependency , *** SAMHSA , **** National Association of Alcoholism and Drug Abuse Counselors ***** The U.S. Addiction Rehab Market, Bharat Publication, ******NIH , *******CDC and Pain Physician Publication .

Start - up phase Funded by founders Introduced Medytox Advantage software < 20 employees Focus on core lab services Began initial lab services expansion 30 – 35 employees Expanded lab services geographically Added to capabilities in Information Technology Continued acquisitions in related service areas 80 – 90 employees Grew lab services organically Focused on recruiting strong middle and senior management team Additional acquisitions of labs and IT services Initial diversification 150 - 180 employees Merger and Nasdaq listing Continue growth of core business and related solutions Initial entry into testing markets for cancer and other genomic disease areas and diabetes 220+employees 2011 2012 2013 2014 2015 History Revenue of $ 3.99M Adjusted EBITDA - $621K Revenue of $21.08M Adjusted EBITDA $4.18M Revenue of $41.89M Adjusted EBITDA $14.33M Revenue of $57.93M Adjusted EBITDA $18.18M 9 Pre - merger numbers from Medytox

2015 Revenue 9 months: $42.6M Diagnostics represents >95% of our revenue Transition year • Investment in Labs • Investment in software • Merger costs • Billing Company restructure • Toxicology sector • Additional scrutiny by payers and slower payments caused by many Labs who had adopted fraudulent practices Overhead, merger and investment costs will outweigh profit from operations for 2015 $42,220,000 $11,520,000 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 $40,000,000 $45,000,000 Adjusted Revenue Adjusted EBITDA Jan - Sept 2015 Jan - Sept 2015 Before out of period revenue adjustment for bad debt of $13.3M, Stock based compensation of $3.7M and merger costs of $1.2M Before out of period revenue adjustment for bad debt of $13.3M 10

Capital Structure 13,763,275 common shares outstanding as of 11/19/2015 Preference Shares 5,000 shares of Series B Preference shares These shares convert to 1,146,789 additional shares of common stock on Dec 31 st each year for five years Total = 5,733,945 additional common shares over five years $360,000 of convertible preferred shares from an acquisition that will convert to common shares before Sept 2016 Warrants 446,947 warrants to purchase shares at $9.40 Options $4.80 467,000 $5.00 7,800,000 $6.11 970,800 $7.50 18,467 $9.40 446,947 $9.77 325,600 $10.00 7,000,000 $10.50 1,250 $15.00 1,000 $19.90 8,658 >$20 29,900 Fully diluted at $5.00 is estimated 27M Debt of approximately $6M (if all options are exercised) at $10.00 is estimated 34M Receivables of approximately $22M ( Medytox at November 25 th 2015) 11

Management: • Seamus Lagan CEO 20 years experience in the restructuring, development and management of startup and small companies • Jason Adams CFO CFO of public companies and in behavorial health sector • Sebastien Sainsbury Investor Relations Banking and wealth management and 10 years on the Board of AIG International • Steven Burdelski Chief Compliance Officer 25 years with the FBI with responsibility for corporate and legal compliance to improve performance • Frank Dias Business Development and Sales Entrepreneur with 25 years experience in sales and logistics • Tiffany Vandemark Marketing Director 15 years in marketing. Oversaw the launch and first four years of Chobani (Greek yogurt) • Dr. William DePond COO of Lab Operations and CEO of each Lab Board certified in Anatomic and Clinical Pathology with years in management for Quest owned Labs • Dean Viskovich In - House counsel 25 years experience as a trial and defense attorney in the healthcare sector • Charles Darcy Compliance Officer COO in hospitals with Bachelors degree in Laboratory Science and Masters degree in Health Administration 12

Board: • Thomas Mika Chairman of Rennova, CEO of CollabRx (subsidiary) 10 years as Chairman and CEO of a Nasdaq listed Company. Oversaw a number of public offerings. Holds a Bachelor of Science degree in Microbiology, MBA Harvard • Seamus Lagan CEO 20 years experience in the restructureing, development and management of startup and small companies. Founder, investor and largest shareholder in what is now Rennova • Christopher Diamantis Director Chairman and CEO of Integrated Financial Settlements, Inc., a structured settlement consulting firm. Acts as Chairman and a director of a number of Banks • Michael Goldberg Director 16 years as CEO of an AMEX - listed healthcare company that acquired 23 labs and 2 hospitals under his tenure • Dr. Paul Billings Director A nationally recognized expert on genomic and precision medicine. Has served as Chief Medical Officer or Director of some of the nation‘s largest health care companies • Benjamin Frank Director Retired lawyer and businessman who served as Chairman of the Board of the Healthcare District of Palm Beach County • Robert Lee Director 16 years as a Managing Director of Morgan Stanley Dean Witter and Managing Director of the M&A group at Morgan Stanley, where he worked closely with financial sponsors. Charrman of numerous audit committees 13

…we are able to grow our core diagnostics business from a position of strength and to expand into the more complex, higher - margin clinical diagnostics ... we can agressively acquire the customers, licenses or business of cash - strapped, failing diagnostic labs of all sizes ...our expertise allows us to identify and vet prospects for the quality and integrity of their licenses, payor relationships, receivables and customers ...our information technology solutions allow for seamless integration of customer or company acquisitions, to improve efficiency, and to exercise continuous control ...our unblemished record for compliance in all aspects of our business will attract the best of customers, companies and partners Foundation to grow from 14

Current focus Expand our current lab business accross the nation Ongoing Capitalize on the disruption in the toxicology industry Ongoing Add additional tests and methodologies to our menu Ongoing Roll out our EHR product Launched Oct Roll out our Medical B illing Services Launch underway Implement our Financial services solution Next 12 months Infrastructure Analytics Current projects Self directed testing In progress Collection solution 1st half of 2016 Added value interpretation 1st half of 2016 Cancer diagnostics 1st half of 2017 Epinex Point of care test for Diabetes 2 year project 15

16 Reconciliation of GAAP to Adjusted Measures - Medytox Solutions, Inc. Pre Merger (in thousands) 2011 2012 2013 2014 Jan-Sep 2015 Net Revenue 3,993$ 21,076$ 41,889$ 57,928$ 28,921$ Write-off of Receivables Aged Greater Than One Year - - - - 13,299 Adjusted Revenue 3,993$ 21,076$ 41,889$ 57,928$ 42,220$ Net Income 587$ 2,747$ 7,820$ 8,260$ (7,079)$ Provision for Income Taxes (172) 481 5,569 7,561 (2,580) Interest Expense 175 654 475 514 1,595 Depreciation and Amortization 18 66 408 1,500 1,979 EBITDA 608 3,948 14,272 17,835 (6,085) Write-off of Receivables Aged Greater Than One Year - - - - 13,299 Stock Compensation Expense 13 235 63 343 3,381 Merger, Acquisition and Integration Costs - - - - 925 Adjusted EBITDA 621$ 4,183$ 14,335$ 18,178$ 11,520$

Contact Us Rennova Health, Inc. 400 South Australian Avenue 8th Floor West Palm Beach, FL 33401 Phone: 844 - RENNOVA Email: info@rennovahealth.com www.rennovahealth.com 17